UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 26, 2004



                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Pennsylvania                    000-18464                    25-1606091
 ------------------               --------------             -------------------
  (State or other                  (Commission                 (IRS Employer
   jurisdiction of                  File Number)             Identification No.)
   incorporation)




                       612 Main Street, Emlenton, PA 16373
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (724) 867-2311


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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.


Exhibit Number         Description
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   99.1                Press Release dated January 26, 2004, issued by Emclaire
                       Financial Corp.

ITEM 9. REGULATION FD DISCLOSURE (Results of Operations and Financial Condition)

On January 26, 2004, Emclaire Financial Corp. announced its results of operations for the quarter and year ended December 31, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date:  March 25, 2004                         /s/ David L. Cox
                                              ----------------------------------

                                              Name:      David L. Cox
                                              Title:     Chief Executive Officer
                                                         President